                             THE EXPEDITION FUNDS
                        (formerly The Starburst Funds)
                     The Expedition Government Income Fund

                       Supplement dated May 28, 1997 to
                      Prospectus dated December 31, 1996

     This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus:


     At a meeting held on May 19, 1997, the Board of Trustees approved a change in the name of the Trust from The Starburst Funds to The Expedition Funds. Also, at this meeting, the Board of Trustees approved a change in the name of the Expedition Government Income Fund (the "Fund") to the Expedition Bond Fund and adopted new policies for the Fund which will be effective on June 6, 1997. The investment objective of the Fund has not changed, but the Board has approved a revised investment policy which allows the Fund to invest in bonds (which may include debentures and notes) issued by private entities as well as governmental entities. The following paragraph replaces the second paragraph in the discussion of the Fund's Investment Policies in the current Prospectus:




           The Fund invests primarily in bonds as well as other fixed income securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in bonds, which may include debentures and notes, issued by U.S. and foreign companies as well as by U.S. and foreign governments and supranational entities. All such instruments must be denominated in U.S. dollars and must be rated "A" or better by one or more nationally recognized statistical rating organization ("NRSRO") at the time of purchase. Under normal circumstances, the Fund's average weighted maturity will be maintained at from 3 to 5 years. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Adviser will review and take appropriate action with regard to the security.


                      PLEASE RETAIN FOR FUTURE REFERENCE